Income Taxes (Details) - USD ($)	12 Months Ended
	Sep. 30, 2023	Sep. 30, 2022	Sep. 30, 2021
Income Taxes [Abstract]
Profits tax rates description	Under the two-tiered profits tax rates regime, the first 2 million Hong Kong Dollar (“HKD”) of profits of the qualifying group entity is taxed at 8.25%, and profits above HKD 2 million are taxed at 16.5%.
Standard enterprise income tax rate	25.00%	25.00%	25.00%
Federal statutory income tax rate	25.00%
Preferential tax rate	15.00%
Operating revenue accounts	50.00%
Additional tax deduction percentage	100.00%
Income tax for dividends	10.00%
PRC tax rate	5.00%
Effective tax rates	1.00%	(8.00%)	11.00%
Valuation allowance for deferred tax assets (in Dollars)	$ 956,239	$ 1,826,095	$ 399,011
Operating loss carryforwards (in Dollars)	$ 10,758,760	$ 7,197,896